Exhibit 32.1

                  Certification by the Chief Executive Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      I, Raymond P. Warrell, Jr., M.D., the Chief Executive Officer of Genta Incorporated, a Delaware corporation (the "Company"), hereby certify that:

      1. The Company's quarterly report on Form 10-Q for the period ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ RAYMOND P. WARRELL, JR., M.D.
      ------------------------------------
      Name:  Raymond P. Warrell, Jr., M.D.
      Title: Chief Executive Officer